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Domini Institutional Social Equity Fund SM

Semi-Annual Report
January 31, 2001 (unaudited)

The Responsible Index Fund SM

Table of Contents

Letter from the President............................................          2

Domini News..........................................................          6

Performance Commentary...............................................          8

Social Profiles......................................................         10

Domini Social Index Portfolio

Portfolio of Investments.............................................         21

Statement of Assets and Liabilities..................................         29

Statement of Operations..............................................         30

Statement of Changes in Net Assets...................................         31

Financial Highlights.................................................         31

Notes to Financial Statements........................................         32

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities..................................         34

Statement of Operations..............................................         35

Statement of Changes in Net Assets...................................         36

Financial Highlights.................................................         37

Notes to Financial Statements........................................         38

For More Information................................................. Back cover

Letter from the President

Dear Shareholders:

The past six months have brought with them the first significant downturn in the stock market in more than a decade. At the same time, bond prices enjoyed a fairly steady rise. Both trends reflect a shift in basic economic conditions here in the United States.

This was the first time in years that the Domini Institutional Social Equity Fund's performance was below that of broad market averages. A number of factors contributed both to the sluggish stock market and to our own underperformance. The most important contributing factor was that the outlook for the domestic economy is less clear now than at any time since 1992. In times of economic un-certainty, investors tend to prefer the relative safety of stocks in slower growing, mature industries, many of which do not appeal to social investors be-cause of their below-average environmental and labor profiles. One such indus-try, oil, did very well over the past six months. By contrast, the technology sector -- which social investors tend to find more appealing -- suffered its worst downturn in years.

Debt markets did enjoy strength during the period. Investors seeking the rela-tive safety of bonds helped fuel demand. Interest rates were lowered in an ef-fort to stimulate economic growth. When interest rates drop, bond prices rise. We are pleased to report that the Domini Social Bond Fund benefited from these trends. In addition, steady asset growth in the bond fund has allowed us to continue to expand our support of community development financial institutions and the at-risk communities they serve.

Certain Stock Market Conditions Present Challenges to Socially Responsible Investors

Conditions in the stock market continue to be difficult. A bit of history might be informative. The Domini 400 Social Index SM (DSI 400), which the Domini In-stitutional Social Equity Fund (DISEF) replicates, was launched on May 1, 1990. For several months in 1990, the DSI 400 lagged behind the Standard & Poor's 500 as the nation prepared for the Gulf War. During that period, the manufacturers of weapons and multinational oil companies did well, but the stock market as a whole did not. Because socially responsible investors do not invest in weapons manufacturers and largely avoid international oil companies, the DSI

                           Letter from the President

400 was not "where the action was" in the market. In other words, external circumstances that conflict with socially responsible investors' approach are likely to take place from time to time and may adversely affect Fund perfor-mance. This, in fact, occurred again over the past few months.

Our social and environmental screens tend to lead us away from the materials-based industries of the past, such as big oil, and towards the information-based industries of the future. We believe these industries and companies offer significant social and environmental benefits, and we continue to have confi-dence in their long-term financial performance, despite the recent downturn in the technology sector.

In the United States, slowdowns in consumer spending, along with the lack of new orders from corporate customers, have led to a complete reevaluation of the future growth for the technology sector. We believe that such concerns may be overstated. While it is true that the United States has experienced a slowdown in consumer and corporate spending, the European Union is just now entering the Internet era. We believe that as increased European demand for Internet-related services and technology materializes, the technology sector will be better po-sitioned to regain the confidence of investors.

While technology faltered, higher oil prices led to strong performance for the large international oil companies over these past few months. Our social and environmental screens tend to exclude these companies, due to their generally weak environmental records, as well as significant human rights concerns. There is widespread belief, on Wall Street at least, that the price of oil will stay high while efforts to impose environmental standards will be relaxed, poten-tially saving these companies billions of dollars in regulatory costs. However, the price of oil is unlikely to double again over the next few years, as it has in the recent past.

Cleaner Energy

Meanwhile, we believe that high oil prices will lead to improved prospects for alternative energy producers. As financial incentives to save energy and to find alternatives to a petroleum-based energy system emerge, many companies of particular interest to social investors should benefit. The higher price of oil

                           Letter from the President

should also lead to price increases for agricultural chemicals, conferring eco- nomic advantages to organic farmers. Because of our long-term focus on sustainable energy and environmental protection, we will continue to seek out companies that are providing cleaner, renewable sources of energy, and, recent performance notwithstanding, will continue to avoid what we consider to be the industries of the past.

In this semi-annual report we have chosen to profile several companies that provide us with cleaner energy. Over ten years since the Domini 400 Social In-dex was launched, more social investors seem to have rejected the notion of buying the "better" large oil companies, preferring to avoid them entirely. Simultaneously, natural gas producers and alternative fuel companies have been sought out. We have endeavored to reflect these trends in our maintenance of the portfolio and this report shares the results with you.

U.S. Economic Outlook

The collapse of technology stocks has caused Wall Street to pause and evaluate the outlook for the U.S. economy. Many argue that tax cuts will stimulate spending, and therefore economic growth. Others argue that lowering interest rates or the price of oil will have the same effect. But the fundamental driver to the domestic economy has been, for several decades now, the ability of a majority of our population to make discretionary purchases.

Grassroots community organizers, local soup kitchens and even national service organizations tell us that the alarming spread of poverty has been all too well hidden. We live segregated lives, avoid traveling into decimated cities, and calculate the minimum living wage by grossly outdated means. Until a na-tional effort to address poverty emerges, income disparities will continue to threaten the future economic well-being of the nation. As investors, however, we cannot wait for that effort to materialize. We must do what we can to cre-ate lasting solutions to poverty now.

Human dignity and environmental sustainability remain the twin goals ofsocially responsible investors. We at Domini Social Investments will con-tinue to purchase more responsible companies by screening, to be more respon-sible

                           Letter from the President

shareholders by speaking out on the issues and to be more responsible neighbors by supporting community development financial institutions. We believe that in this way, we enable our shareholders to make a difference. Thank you for your investment and for your support of socially responsible investing.

Very truly yours,

/s/ Amy Domini

Amy Domini
amy@domini.com


Past performance is no guarantee of future results. The Domini Institutional Social Equity Fund and Domini Social Bond Fund are not insured and are subject to market risks. Economic and market conditions change, and both will cause in-vestment return, principal value, and yield to fluctuate. You may lose money. The Domini Social Bond Fund's community development investments may be unrated and carry greater credit risks than the Fund's other holdings. The Domini 400 Social Index is an index. You cannot invest directly in an Index. Unlike other mutual funds, the Domini Institutional Social Equity Fund invests all of its investable assets in the Domini Social Index Portfolio, a separate portfolio with an identical investment objective. This material must be preceded or ac-companied by the Fund's current prospectus. DSIL Investment Services LLC, Dis-tributor.

Domini 400 SM, Domini Social Index SM, and Domini 400 Social Index SM are serv-ice marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under license. KLD is the owner of the Domini 400 Social Index SM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. 03/01

Domini News



Wal-Mart Stores Removed from the Domini Institutional Social Equity Fund
Portfolio

On February 1, 2001, our social researchers at Kinder, Lydenberg, Domini & Co. ("KLD") removed Wal-Mart from the Domini 400 Social IndexSM (DSI 400). Because the Domini Institutional Social Equity Fund seeks to replicate the composition of the DSI 400, we removed Wal-Mart from our portfolio as well. KLD removed Wal-Mart from the DSI 400 because of ongoing concerns regarding the company's labor and human rights policies abroad, and other issues of concern to the so-cially responsible investment community.

Wal-Mart was included in the DSI 400 in 1990 when the Index was launched. At that time, under the direction of founder Sam Walton, Wal-Mart was a regional company with a policy that had great appeal to socially responsible invest-ors--every day low prices. Over the next ten years, however, Wal-Mart grew into the largest retailer in the world and found itself at the center of nu-merous controversies.

We have been closely monitoring Wal-Mart's social and environmental policies and practices and have sought to address these issues through engagement. Last year, we were part of a coalition of investors affiliated with the Interfaith Center on Corporate Responsibility ("ICCR") that approached company management on a wide range of issues, from Wal-Mart's diversity record to its impact on small towns. We filed a shareholder resolution addressing Wal-Mart's standards for its overseas factories and, in previous years, joined ICCR in filing reso-lutions on diversity issues.

We also heard from many of our shareholders, who questioned Wal-Mart's social and environmental record and its continued inclusion in the Domini Institutional Social Equity Fund's portfolio. These letters and emails were an important indication that Wal-Mart no longer meets baseline criteria accepted by the social investment community.

Although there are various areas of concern in Wal-Mart's social profile, the primary reason for Wal-Mart's removal from the DSI 400 was the company's failure to implement an independent third party monitoring program to ensure that its overseas vendors and contract suppliers are meeting basic labor and human rights standards. Last year, Wal-Mart was in dialogue with ICCR about the possibility of pursuing an independent monitoring pilot project. In a

             Domini Institutional Social Equity Fund -- Domini News

Business Week article last October exposing sub-par working conditions in Chinese factories sourcing for Wal-Mart, company management indicated that it might go forward with this project. Shortly thereafter, the company quietly notified ICCR that it had decided to reject the idea. It is our opinion that this was a strong indication that Wal-Mart was not taking its responsibility to address these issues seriously.

In 1995, The Gap became the first company to implement an independent monitor-ing project, in Central America. The company has since expanded this program to other areas. Since then, other firms, such as Liz Claiborne and Reebok have ex-perimented with the use of independent monitors and public reporting. This is-sue has been a significant focus of our shareholder activism program. We are currently in dialogue with Walt Disney Co, Nordstrom, The Gap, and McDonald's on this issue, and filed shareholder resolutions with Sears, Roebuck and Cooper Industries.

In our view, the use of truly independent monitors, such as community-based hu-man rights or religious groups, combined with public reporting, is the most re-liable way to ensure that workers' voices are being heard and that their needs are being met. Although the use of truly independent monitors is rare, we be-lieve that Wal-Mart bears a greater responsibility to exhibit leadership in this area, because Wal-Mart is the dominant market leader. A small step forward by this company would have ripple effects throughout the world.

Once a company has been removed from the DSI 400 for social reasons, KLD will not consider returning that company to the Index until a period of two years has passed, and there have been notable improvements in its social profile. We sincerely hope that this will be the case with Wal-Mart.

-----------
The Domini 400 Social Index is an index. You cannot invest directly in an In-dex. Unlike other mutual funds, the Domini Institutional Social Equity Fund in-vests all of its investable assets in the Domini Social Index Portfolio ("DSIP"), a separate portfolio with an identical investment objective. As of January 31, 2001, the companies mentioned above represented the following per-centages of the DSIP: Wal-Mart Stores: 3.87%, Walt Disney Co.: 0.97%,
Nordstrom: 0.04%, The Gap: 0.42%, McDonald's: 0.59%, Sears, Roebuck: 0.20%, Cooper Industries: 0.06%, Liz Claiborne, Inc.: 0.03%, Reebok Int'l Ltd: 0.01%. The composition of the DSIP is subject to change.

Domini 400 SM, Domini Social Index SM, and Domini 400 Social Index SM are serv-ice marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under license. KLD is the owner of the Domini 400 Social Index SM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor (DSILD). 03/01

Domini Institutional Social Equity Fund --
Performance Commentary


For the six months ended January 31, 2001, the Domini Institutional Social Eq-uity Fund returned -5.66%, while the Standard & Poor's 500 Index returned - 3.98%.

These past six months were a difficult period for U.S. equity investors, as nu-merous U.S. equity indices experienced negative total returns. Exempted from the otherwise common distress were several value indices, including the S&P 500 Value Index and the Russell 1000 Value Index, which posted positive returns over the period.

The much-publicized distress in the technology sector was a significant con-tributor to the overall weakness in the equity markets. The Fund's greater ex-posure to certain technology companies contributed to its underperformance rel-ative to the S&P 500 Index. In particular, the Fund's heavier concentration in two of the worst performing companies, Cisco Systems and Intel, had a negative impact on its return for the period. In addition, the Fund's relative underex-posure to industries that fared better during the last six months -- such as energy -- detracted from its comparative return relative to the S&P 500.

On a brighter note, not all industries shared the pain experienced by technol-ogy companies. Many industries posted solid, positive returns for the past six months. For example, a considerable number of the financial stocks held by the Fund fared well over the period, such as Suntrust Banks, Fannie Mae, and Fed-eral Home Loan Mortgage Company.

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of January 31, 2001:

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                               % of                                     % of
Company                      Portfolio    Company                     Portfolio

Microsoft Corporation........  4.90%      American International
                                           Group, Inc.................  3.00%

Cisco Systems, Inc...........  4.01%      Merck & Co., Inc............  2.89%

Wal-Mart Stores, Inc.*.......  3.87%      EMC Corporation.............  2.53%

Intel Corporation............  3.78%      SBC Communications Inc......  2.50%

AOL Time Warner, Inc.........  3.32%      Verizon Communications......  2.26%
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*  Removed Feb. 1, 2001. See page 6 for more information.

       Domini Institutional Social Equity Fund -- Performance Commentary


Average Annual Total Return/1/

------------------------------------------------------------------------------
                          As of 12-31-00       |        As of 1-31-01
               |        |       |    Since     |        |       |  Since
               | 1 Year | 5 Year| Inception/2/ | 1 Year | 5 Year| Inception/2/
------------------------------------------------------------------------------
Domini         |        |       |              |        |       |
Institutional  |        |       |              |        |       |
Social Equity  |        |       |              |        |       |
Fund           |-14.58% | 18.90%|   16.06%     | -5.66% | 19.24%|   16.43%
               |        |       |              |        |       |
S&P 500        | -9.11% | 18.33%|   16.07%     | -0.90% | 18.35%|   16.33%
------------------------------------------------------------------------------


Comparison of $10,000 Investment in the
Domini Institutional Social Equity Fund and S&P 500/1/

                 Domini Institutional Social Equity Fund    S&P 500
                 ---------------------------------------    ---------

       6/30/91                  $      10                   $      10
      10/30/91                   10.59134                    10.67656
       1/31/92                   11.26964                    11.20443
       4/30/92                   11.26964                    11.45136
       7/31/92                   11.80416                    11.8094
      10/31/92                   12.2204                     11.74513
       1/31/93                   12.89376                    12.39685
       4/30/93                   12.62491                    12.52083
       7/31/93                   12.96598                    12.8416
      10/31/93                   13.6461                     13.50023
       1/31/94                   13.94968                    13.99337
       4/30/94                   13.2057                     13.18614
       7/31/94                   13.36719                    13.50288
      10/31/94                   13.85207                    14.02062
       1/31/95                   13.97643                    14.05953
       4/30/95                   15.20832                    15.47674
       7/31/95                   16.72338                    17.01578
      10/31/95                   17.41034                    17.7157
       1/31/96                   18.85141                    19.49132
       4/30/96                   19.48813                    20.1598
       7/31/96                   19.08306                    19.83869
      10/31/96                   21.20848                    21.98457
       1/31/97                   23.9672                     24.63018
       4/30/97                   24.76304                    25.21475
       7/31/97                   29.38935                    30.15839
      10/31/97                   28.15276                    29.05176
       1/31/98                   30.95879                    31.24764
       2/28/98                   33.252                      33.493
       3/31/98                   34.63                       35.212
       4/30/98                   34.815                      35.579
       5/31/98                   34.167                      34.959
       6/30/98                   35.927                      36.379
       7/31/98                   35.73                       35.992
       8/31/98                   30.451                      30.781
       9/30/98                   32.396                      32.753
      10/31/98                   35.221                      35.417
      11/30/98                   37.525                      37.564
      12/31/98                   40.372                      39.728
       1/31/99                   42.871                      41.389
       2/28/99                   41.798                      40.103
       3/31/99                   43.174                      41.708
       4/30/99                   44.253                      43.323
       5/31/99                   43.278                      42.3
       6/30/99                   46.046                      44.648
       7/31/99                   44.715                      43.254
       8/31/99                   44.611                      43.038
       9/30/99                   43.209                      41.858
      10/31/99                   46.145                      44.507
      11/30/99                   47.894                      45.411
      12/31/99                   50.856                      48.086
       1/31/2000                 48.087                      45.67
       2/2000                    47.457                      44.806
       3/2000                    52.283                      49.189
       4/30/2000                 49.952                      47.709
       5/2000                    47.873                      46.73
       6/2000                    49.599                      47.882
       7/2000                    48.674                      47.134
       8/2000                    50.398                      50.061
       9/2000                    47.214                      47.418
      10/31/2000                 47.803                      47.218
      11/2000                    44.099                      43.495
      12/2000                    43.439                      43.708
       1/31/2001                 45.366                      45.259

   1 Past performance is no guarantee of future results. Total Return for the Domini Institutional Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. Thus, if you decide to sell your shares, you may receive more or less than your original investment. The Standard & Poor's (S&P) 500 Index is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500 Index. This chart comprises actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/01
2 The Domini Institutional Social Equity Fund, which commenced operations on
  May 30, 1996, invests all of its assets in the Domini Social Index Portfolio which has the same investment objectives as the Fund. The Chart and total return begin on June 30, 1991. Performance prior to the Fund's commencement of operations is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.

Domini Institutional Social Equity Fund --
Social Profiles


Alternative Energy

As worldwide concerns about the unpredictable dangers of climate change in-crease, the search for alternatives to the fossil fuels on which our world economy so heavily depends becomes more and more important. Petroleum products (mainly gasoline and oil) and coal are used throughout the developed world to fuel transportation, electricity generation, industrial power needs, and house-hold heating. Yet these two fuels, more than any others, are the primary source of those carbon dioxide emissions that are at the root of global warming.

Among the alternatives to coal and oil are natural gas, hydroelectric power, wind power, and solar power. None of these alternatives are without their envi-ronmental drawbacks, however. Nuclear power, portrayed by some as a clean al-ternative to fossil fuels, produces no air emissions, but possesses a series of overwhelming social and environmental risks that, we believe, justify its ex-clusion from our portfolio.

We hope that the following social profiles of companies in the Domini Institu-tional Social Equity Fund's portfolio gives you a greater understanding of how our portfolio has been structured to respond to these emerging issues. Special thanks to our social researchers at Kinder, Lydenberg, Domini & Co. (KLD) who provided invaluable assistance in the preparation of this section.

AstroPower, Inc., one of the very few publicly traded "pure plays" in alterna-tive energy, was added to our portfolio last year. AstroPower is on the leading edge of the development of the crucial element in the production of solar ener-gy, the photovoltaic cell. The firm develops, manufactures, and markets photo-voltaic solar cells, modules, and panels for generating solar power. The com-pany has a proprietary technology for the manufacture of silicon wafer chips through continuous production of thin silicon film.

[LOGO OF TICKER: APWR]
--------------------------------------------------------------
  Ticker: APWR           Website: www.astropower.com

  Market Capitalization: $424M

  Percentage of Domini Social Index Portfolio (DSIP):  0.01%
--------------------------------------------------------------

Solar energy holds the greatest promise as a viable alternative to fossil fu-els. Its environmental drawbacks are apparently few and its potential applica-bility is

           Domini Institutional Social Equity Fund -- Social Profiles

great. As technology advances, the economies of solar power are gradually be-coming more attractive. By the late 1990s, for remote, sparsely populated re-gions, solar sources were more economical than the traditional electric gridwork hooked to coal- or oil-fired power plants. However, the cost of elec-tricity generated from solar is still far from competitive in most moderately and heavily populated regions of the developed world.

In late 1998, AstroPower received two research contracts from the U.S. Depart-ment of Energy for additional research on photovoltaic manufacturing technolo-gies and on the assembly of solar energy modules from solar cells. Through a joint venture with GPU International, the company plans to market roof-top so-lar panels in the U.S.

In 1999 AstroPower told KLD that it conducts regular environmental audits, ei-ther monthly or quarterly, depending upon the manufacturing process involved. Among its environmentally progressive manufacturing practices is the use of silicon wafers discarded by the computer chip industry, which it recycles for use in its products. It is the company's policy to recycle "whenever possible."

The company reports that it gives cash bonuses to employees when it achieves certain financial goals. In Fiscal Year ("FY") 1999 a total of $225,000 in bo-nuses was distributed to all employees. The firm gives at least 100 stock op-tions to every employee when he or she is hired. In addition, the company grants additional options to each employee after every five years of employment at the firm.

Unfortunately, few large publicly traded U.S. companies have made substantial investments in alternative energy. Enron Corp. is one such company. Although the firm derives a majority of its revenues from natural gas, it has made sig-nificant investments in cogeneration facilities and is a leader in the develop-ment of windpower. The firm has also been a significant player in the solar en-ergy market, but recently made a strategic shift to windpower and sold its in-terest in Amoco/Enron Solar.

-------------------------------------------------------------
  Ticker: ENE            Website: www.enron.com

  Market Capitalization: $59B

  Percentage of Domini Social Index Portfolio (DSIP):  0.90%
-------------------------------------------------------------

          Domini Institutional Social Equity Fund -- Social Profiles


Companies involved in the exploration and production of fossil fuels, includ-ing natural gas, tend to face significant overseas controversies, as well as land use controversies. Although Enron possesses a broad range of social and environmental positives, it remains a controversial company. This year, we filed a shareholder resolution to encourage Enron to develop comprehensive policies to guide its interactions with indigenous peoples, and reduce its im-pact on biodiversity. This action was prompted by Enron's participation in the Cuiaba pipeline project in Bolivia, and by the opposition of local indigenous communities to potential development of wind energy projects on sacred land in Washington state. Enron has been willing to engage in dialogue on these issues with our shareholder coalition. The coalition is lead by the Solidago Founda-tion, Progressive Asset Management, Friends of the Earth and the Indigenous Environmental Network.

Natural Gas

Natural gas is a fossil fuel that offers substantial environmental advantages over more traditional fossil fuels, such as coal and oil. For example, when used in current combustion technology for electric power, natural gas creates approximately one half less carbon dioxide, 70% less nitrogen oxides, and 60% less thermal pollution (hot water discharged to natural water bodies) than oil or coal. In addition, there is almost no sulfur dioxide emissions or combus-tion waste, such as coal ash. Sulfur dioxide and nitrogen oxides are responsi-ble for acid rain and other air pollution problems. Coal ash and air emissions from coal or oil combustion also contain much higher levels of hazardous pol-lutants, such as lead, mercury, and cadmium.

Natural gas, however, is a fossil fuel and is not without its environmental drawbacks. It is generally viewed as a "transitional" fuel on the road to more sustainable alternatives, such as solar energy. There are five significant stages in the "lifecycle" of natural gas: extraction, processing, transporta-tion, distribution, and final use. Despite its problems, most environmental groups agree that natural gas is less environmentally harmful than other fos-sil fuels in all five segments.

In the current market, it is extremely difficult to find profitable domestic companies that are exclusively focused on providing cleaner alternatives such as solar or windpower. While we will continue to look for these companies, our environ-

          Domini Institutional Social Equity Fund -- Social Profiles

mental screens have led us to focus primarily on natural gas companies. The Domini 400 Social Index SM currently includes 27 companies that derive a ma-jority of revenues from natural gas, including 5 natural gas exploration and production companies, 4 natural gas transportation companies, and 18 natural gas distribution utilities.

The following brief social profiles of natural gas companies in our portfolio have been organized to take you through the various stages of the natural gas life-cycle, from exploration and production, through distribution, to the utilities that provide power to consumers. All of these firms derive the ma-jority of their revenues from the sale or distribution of natural gas.

Mitchell Energy and Development is among the nation's largest independent pro-ducers of natural gas and natural gas liquids (NGLs). The company finds, de-velops and produces natural gas and oil, primarily onshore in Texas, and en-hances the value of these assets through its gas gathering, processing and marketing operations.


------------------------------------------------------------
  Ticker: MND            Website: www.mitchellenergy.com

  Market Capitalization: $2.48B

  Percentage of Domini Social Index Portfolio (DSIP):  0.04%
------------------------------------------------------------


In 1972 the company's CEO, George Mitchell, founded the Center for Global Studies, a university-coordinated program focusing on sustainable development through studies of resource constraints, economic growth, and environmental quality. In 1999 Mitchell used an idle production platform to create an arti-ficial reef off the coast of Galveston, TX, and contributed $300,000 towards its maintenance. The Texas Parks and Wildlife department commended the project and the reef has become a breeding ground for local fish. Since 1991, the company has created 45 acres of marsh habitat in the Aransas National Wildlife Refuge for the endangered whooping crane.

           Domini Institutional Social Equity Fund -- Social Profiles


EOG Resources, Inc., derives nearly 80% of its revenues from the exploration, production and marketing of natural gas.


-------------------------------------------------------------
  Ticker: EOG                   Website: www.eogresources.com

  Market Capitalization: $5.1B

  Percentage of Domini Social Index Portfolio (DSIP):  0.08%
-------------------------------------------------------------


In July 2000, the U.S. Bureau of Land Management (BLM) gave EOG and one of its employees a Legacy of the Land Award. The award recognizes "extraordinary con-tributions to the stewardship of public lands." According to the BLM, the em-ployee and EOG prevented substantial soil erosion, maintained crucial winter wildlife habitat, and went beyond legal requirements for reclaiming public lands at the firm's Big Piney, Wyoming operations.

The company offers health and other benefits coverage to same-sex domestic partners of its employees, and stock options to substantially all of its em-ployees at the point of hire.*

Kinder Morgan, Inc. (KMI)**, based in Houston, TX is one of the largest mid-stream energy companies in America, operating more than 30,000 miles of natural gas and product pipelines in 26 states. "Midstream"natural gas companies are companies involved in the transmission and marketing of natural gas, operating as intermediaries between firms involved in the exploration and production of natural gas, and the utilities.


------------------------------------------------------------
  Ticker: KMI                   Website: www.kne.com

  Market Capitalization: $6.2B

  Percentage of Domini Social Index Portfolio (DSIP):  0.09%
------------------------------------------------------------


KMI stands out in its industry for the company's emphasis on diversity in its workforce, and its generous employee benefits program. The firm has one
-----------
*We note that there are no women on the company's five-member board of direc-tors or among the company's five senior line executives. Members of the Inter-faith Center on Corporate Responsibility have filed a shareholder resolution on this issue this proxy season, which we will vote to support.

**Kinder, Lydenberg, Domini & Co, Inc. is in not associated in any way with Kinder Morgan, Inc.

          Domini Institutional Social Equity Fund -- Social Profiles


woman in a senior line executive position, Deborah A. McDonald, who is presi-dent of the KMI's Natural Gas Pipeline Company of America (NGPL) subsidiary.

In its unusually liberal employee benefits package the company offers 12 weeks of paid maternity leave (exceeding the federal government's requirement of 12 weeks of unpaid leave), an indefinite number of weeks of unpaid paternity leave, flexible hours, pre-tax set asides and time-off for adoption and elder care and health and other benefits coverage to same-sex domestic partners of its employees. The firm offers stock options to all employees at point of hire, and a cash profit sharing program that has paid out every year since 1997.

WGL Holdings, formerly known as Washington Gas and Light Company, is a public utility that distributes natural gas in metropolitan Washington, D.C., and in the surrounding suburbs in Maryland and Virginia.


----------------------------------------------------------
Ticker: WGL     Website: www.washgas.com

Market Capitalization: $1.3B

Percentage of Domini Social Index Portfolio (DSIP): 0.02%
----------------------------------------------------------


In 1998, James DeGraffenreidt, Jr., who is African-American, became chief ex-ecutive officer of the company and chair of the board of directors. In addi-tion, four members of the company's nine-member board of directors are either women or minorities.

WGL, like other natural gas distribution companies, promotes the use of com-pressed natural gas in vehicles within its service territory. It has converted 307 vehicles in its fleet to natural gas.

As with many natural gas companies, WGL has environmental liabilities for for-mer manufactured gas plants. In 1996 WGL worked with the Environmental Protec-tion Agency and the National Parks Service to develop environmental remediation microbe technology to aid in the cleanup of manufactured gas sites. In 1999 the company announced plans to restore the site of a former manufactured gas plant in southeast Washington, D.C., as a brownfield site.

          Domini Institutional Social Equity Fund -- Social Profiles

This will permit its development as a commercial site and will aid the devel-opment of an underdeveloped area of the city.


-----------------------------------------------------------
EPA Natural Gas STAR Program

The primary component of natural gas is methane, a potent greenhouse gas. Although carbon dioxide emissions from traditional fossil fuel combustion still overwhelm the overall greenhouse gas contributions to global warming, natural gas system leaks account for approximately 20% of anthropogenic methane released to the atmosphere. The Natural Gas STAR Program is a partnership between the EPA and 47 companies to develop cost-effective technologies and management systems to reduce methane emissions. According to the EPA, by mid-1998, this partnership had prevented the release of roughly 50 billion cubic feet (Bcf) of methane, worth approximately $100 million. Enron Corp., KeySpan Corporation, MCN Energy, and WGL Holdings are members of this voluntary partnership.
------------------------------------------------------------


In the 1990's, the District of Columbia Chamber of Commerce named the company the "business-of-the-year" numerous times for its involvement in the communi-ty. Programs cited include the company's financial support of the Healthy Ba-bies Project, providing health care access to at-risk expectant mothers; help-ing the Where Eagles Fly program raise funds to produce a theater production for Black History Month; and giving financial support for scholarships and unique educational programs, including adopt-a-school programs and field trip sponsorship. Since 1986, the firm has made an annual donation of $16,000 in scholarships for college-bound high school seniors to study business or sci-ence. The company has also contributed more than $30,000 to the Hispanic Col-lege Fund. The company offers discounts to low-income residents in Washington, D.C., through the Washington Area Fuel Fund (WAFF), which is administered by the Salvation Army.

In 1992, KeySpan Corporation opened the first public natural-gas refueling station in New York State along with Mobil Corporation.


--------------------------------------------------------------
  Ticker: KSE            Website: www.keyspanenergy.com

  Market Capitalization: $5.1B

  Percentage of Domini Social Index Portfolio (DSIP):  0.08%
--------------------------------------------------------------

           Domini Institutional Social Equity Fund -- Social Profiles


In 1999, KeySpan reported that it was very active in promoting the use of fuel cells through experimental use on several buildings in New York City and the NASDAQ sign over Times Square. With the help of GE MicroGen, KeySpan is testing new fuel cell technology in residential and small business applications on Long Island.


-------------------------------------------------------------------
Fuel Cells

Fuel Cells offer significant environmental advantages because they have the potential to be a greenhouse-emission-free source of energy that can be put to a variety of uses, from vehicles, to home heating and cooling systems, to large industrial generators. Fuel cells run on hydrogen, which when electrochemically combined with oxygen, produces electricity, heat, and water vapor. Hydrogen can be created in the fuel cell itself from common fossil fuels such as natural gas, methanol, and petroleum. While a fuel cell's conversion of gasoline and natural gas into hydrogen creates some carbon dioxide (a greenhouse gas), the technology creates far fewer emissions than combustion. When pure hydrogen is used as the fuel, the technology emits no greenhouse gases.

Fuel cells powering stationary energy and climate control systems for buildings are already available. The technology's commercial availability in vehicles, however, is not expected for five to 10 years. Challenges to introducing fuel-cell-powered vehicles involve reducing the costs of production and creation of a fueling infrastructure.
-------------------------------------------------------------------


KeySpan is also notable for its support of affordable housing. KeySpan has in-vested $15.8 million since 1998 in community development activities through its Area Development Fund (ADF). The ADF invests, through loans, in a variety of community development activities that focus on affordable housing but also in-clude small business loans to encourage economic development in its lending areas. In June 1999, the company told KLD that the fund currently totals
$9 million. Through the ADF, the company is an ongoing investor in the New York Equity Fund, a public/private affordable housing partnership sponsored by the Local Initiatives Support Corporation. KeySpan reported that in FY 1997, it committed $1 million to the New York Equity Fund.

In 1990 the company became a founding shareholder (through a $100,000 invest-ment) in the Community Capital Bank of Brooklyn, a community development bank. KeySpan has since participated in several loans with the bank and maintains its initial stake in the bank.

           Domini Institutional Social Equity Fund -- Social Profiles


NiSource, Inc. provides natural gas, electricity, and water services for mar-kets in Indiana, Texas, Louisiana, Massachusetts, New Hampshire and Maine. The company is also involved in power generation and other energy businesses, in-cluding natural gas fueled cogeneration projects. The company's pipeline net-work operates from the Gulf of Mexico to the eastern seaboard. Its five distri-bution subsidiaries serve customers in parts of Ohio, Pennsylvania, Virginia, Kentucky, and Maryland.


------------------------------------------------------------
  Ticker: NI                    Website: www.nisource.com

  Market Capitalization: $5.48B

  Percentage of Domini Social Index Portfolio (DSIP):  0.08%
------------------------------------------------------------


NiSource maintains a fleet of 346 natural gas vehicles, and provides natural gas refueling services. The company participates in the Department of Energy's Clean Cities program to expand use of alternative fuels.

NiSource's subsidiaries provide environmentally beneficial products or servic-es. For example, the company's EnergyUSA subsidiary is developing a fuel cell system to provide heat, air conditioning, and electricity for homes and small businesses. While in the pilot phase, this project may lead to wider implemen-tation with significant environmental benefits.

The company's Primary Energy subsidiary constructs power plants and provides contracting services for industrial power needs. Several of Primary Energy's projects used waste heat through cogeneration or other environmentally beneficial processes to significantly increase power efficiency. In September 2000, Primary Energy was chosen to receive a Governor's Award for Excellence in Pollution Prevention for its cogeneration projects.

NiSource has nineteen facilities registered to the ISO 14001 environmental management system standard. The 14001 certification series addresses environ-mental quality management issues. While this standard does not guarantee envi-ronmental performance, certifying to the ISO 14000 guidelines indicates a com-mitment by the company to third party auditing, goal-setting, corrective ac-tion, management review, and documentation. Registration of nineteen facilities is a noteworthy commitment among utility companies that KLD follows.

          Domini Institutional Social Equity Fund -- Social Profiles


NiSource has been noted for its use of innovative pollution control technolo-gy. The R. M. Schahfer plant recycles its waste product from sulfur dioxide scrubbing by selling it to a gypsum wallboard manufacturer.

NiSource established the Environmental Challenge Fund, a non-profit organiza-tion designed to promote environmental restoration and protection in the serv-ice territories of NiSource subsidiaries. The company donates all overhead ex-penses. The firm was awarded the National Great Blue Heron Award for its con-servation and wetland restoration efforts. The company enrolled eight proper-ties (369 acres) for wildlife habitat classification, and donated another five properties (748 acres) to be used as wildlife buffer zones around facilities.

The company also donates to the Northwest Indiana Brownfield Redevelopment Project, a non-profit community organization that promotes development and remediation in urban environments around East Chicago, Gary, and Hammond.

MCN Energy Group, Inc. is a diversified energy company that is involved in natural gas distribution through its subsidiary, Michigan Consolidated Gas Company (MichCon); marketing, power generation, natural gas exploration, and processing through MCN Energy Enterprises.


------------------------------------------------------------
  Ticker: MCN                   Website: www.mcnenergy.com

  Market Capitalization: $2.40B

  Percentage of Domini Social Index Portfolio (DSIP):  0.04%
------------------------------------------------------------


MCN has one of the strongest social profiles in its class. Its social profile details an impressive commitment to the community and diversity, and a strong environmental record relative to its peers in the natural gas industry with significant transmission and distribution operations.

The company provides employees with a 50% subsidy for sick child care ex-penses, resource and referral services for child and elder care, flexible ben-efits with a dependent care option, access to a nearby child care facility, and beepers for husbands of wives about to give birth. The company also makes flexible working schedules available to working parents. As part of its corpo-rate performance and quality programs, all employees are eligible for bonus awards of up to 4% of salary in stock or cash.

           Domini Institutional Social Equity Fund -- Social Profiles


In FY 1999, MichCon placed approximately 15 % ($23.7 million) of its total sub-contracting for goods and services with women-owned and minority-owned compa-nies. The company publicly set a goal of 20% total subcontracting in FY 2000. In 1996, the company set up a supplier diversity council consisting of MichCon senior staff and outside business owners. Through 1997, the council worked on setting up a supplier diversity program.

In 1999 the company donated $3.1 million (approximately 2% of Net Earnings Be-fore Taxes, a significant percentage) in cash gifts to charity. The company makes its charitable contributions through the MichCon Foundation.

The MichCon Foundation is set up to donate approximately $1.5 million annually from its endowment. The company makes grants to organizations within its serv-ice area, primarily in Michigan. In March 2000, MichCon donated an 11-acre par-cel next to one of its downtown facilities in Grand Rapids. The land (valued at approximately $1 million), in addition to $250,000 in direct funding, was given to Grand Rapids Community College to set up technical education facilities. The Detroit Zoo received $750,000 to build an amphibian conservation center. The foundation has also given to neighborhood revitalization efforts, including $250,000 to Focus: HOPE, and donations to the Cass Corridor Neighborhood Devel-opment Coalition, and various shelters and neighborhood programs.
-----------
Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini So-cial Index Portfolio ("DSIP"). All data is current as of January 31, 2001. The composition of the DSIP is subject to change. The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.

Domini 400SM, Domini Social IndexSM, and Domini 400 Social IndexSM are service marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under li-cense. KLD is the owner of the Domini 400 Social IndexSM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

Certain portions of these social profiles are copyright (c) 2001 by KLD and are reprinted here by permission. 03/01

Domini Social Index Portfolio

Portfolio of Investments

January 31, 2001 (unaudited)

Issuer                                                    Shares     Value
------                                                    ------     -----

Basic Materials -- 0.7%
Air Products & Chemicals, Inc. .......................... 66,500 $    2,511,705
Bemis Company, Inc. ..................................... 15,400        508,354
Cabot Corporation........................................ 19,200        619,200
Calgon Carbon Corporation................................ 11,300         72,885
Caraustar Industries, Inc. ..............................  7,600         92,150
Ecolab Inc. ............................................. 36,800      1,529,040
Fuller (H.B.) Company....................................  4,100        158,619
IMCO Recycling Inc. .....................................  4,500         20,700
Mead Corporation......................................... 29,400        892,290
Minerals Technologies Inc. ..............................  5,900        206,972
Nucor Corporation........................................ 23,550        974,970
Praxair, Inc. ........................................... 46,000      2,039,180
Ryerson Tull, Inc. ......................................  7,200         69,336
Sigma-Aldrich Corporation................................ 24,700        978,738
Sonoco Products Company.................................. 28,845        668,627
Stillwater Mining Company (b)............................ 11,200        439,040
Westvaco Corporation..................................... 29,200        785,188
Worthington Industries, Inc. ............................ 25,100        240,960
                                                                 --------------
                                                                     12,807,954
                                                                 --------------
Capital Goods -- 2.4%
American Power Conversion (b)............................ 56,400        923,550
Ault Inc. (b)............................................  1,300          9,913
Avery Dennison Corporation............................... 32,300      1,751,306
Baldor Electric Company..................................  9,800        213,836
Brady Corporation........................................  6,100        226,310
CLARCOR Inc. ............................................  6,950        162,630
Cooper Industries, Inc. ................................. 27,000      1,212,030
Cross (A.T.) Company (b).................................  4,400         23,540

Issuer                                                   Shares      Value
------                                                   ------      -----

Capital Goods -- Continued
Crown Cork & Seal Company, Inc. ........................  36,500 $      308,425
Cummins Engine Company, Inc. ...........................  12,000        450,240
Deere & Company.........................................  67,400      2,892,808
Dionex Corporation (b)..................................   6,400        217,600
Donaldson Company, Inc. ................................  13,100        365,490
Emerson Electric Company................................ 123,800      9,408,800
Fastenal Company (b)....................................  11,000        622,188
Graco Inc. .............................................   5,875        221,899
Granite Construction Incorporated.......................   7,950        235,400
Herman Miller, Inc. ....................................  22,800        652,650
HON Industries Inc. ....................................  17,500        437,500
Hubbell Incorporated....................................  14,360        411,127
Hunt Corporation........................................   3,000         16,800
Hutchinson Technology Incorporated (b)..................   7,200        117,000
Illinois Tool Works Inc. ...............................  87,100      5,705,050
Ionics, Inc. (b)........................................   4,700        135,830
Isco, Inc. (b)..........................................   1,600         10,400
Lawson Products, Inc. ..................................   2,800         74,900
Leggett & Platt, Incorporated...........................  56,900      1,194,900
Merix Corporation (b)...................................   3,950         62,706
Milacron Inc. ..........................................   9,800        180,222
Millipore Corporation...................................  13,400        743,700
Molex Incorporated......................................  28,646      1,244,311
Moore Corporation.......................................  25,700        131,070
National Service Industries, Inc. ......................  11,900        299,880
New England Business Service, Inc. .....................   3,900         80,535
Nordson Corporation.....................................   9,400        274,950
Osmonics Inc. (b).......................................   4,100         32,595
Pitney Bowes Inc. ......................................  74,100      2,591,277
Sanmina Corporation (b).................................  85,400      4,152,575

                          January 31, 2001 (unaudited)

Issuer                                                  Shares       Value
------                                                  ------       -----

Capital Goods -- Continued
Sealed Air Corporation (b)............................    24,300 $      773,469
Smith (A.O.) Corporation..............................     4,300         72,670
Solectron Corporation (b).............................   173,600      6,917,960
Spartan Motors, Inc. (b)..............................     3,300          8,250
Standard Register Company.............................     6,800        122,060
Steelcase Inc. .......................................     8,900        133,055
Thomas & Betts Corporation............................    16,800        326,590
Thomas Industries Inc. ...............................     4,400        108,460
Watts Industries......................................     5,000         73,000
                                                                 --------------
                                                                     46,331,457
                                                                 --------------
Communication Services -- 7.8%
AT&T Corporation...................................... 1,086,180     26,057,458
BellSouth Corporation.................................   539,700     22,748,355
Citizens Communications Company (b)...................    76,867      1,073,832
SBC Communications Inc. ..............................   979,228     47,345,674
Sprint Corporation....................................   230,200      5,708,960
Telephone and Data Systems, Inc. .....................    15,000      1,582,500
Verizon Communications................................   780,722     42,900,674
                                                                 --------------
                                                                    147,417,453
                                                                 --------------
Consumer Cyclicals -- 11.1%
American Greetings Corporation........................    17,100        214,605
Angelica Corporation..................................     2,500         23,450
Apogee Enterprises, Inc. .............................     8,000         55,000
AutoZone, Inc. (b)....................................    33,700        877,211
Bandag, Inc. .........................................     2,600        109,148
Banta Corporation.....................................     7,150        185,114
Bassett Furniture Industries..........................     3,500         44,188
Black & Decker Corp. .................................    23,800      1,065,050

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Block (H & R), Inc. ....................................  26,600 $    1,153,110
Brown Shoe Company, Inc. ...............................   5,300         86,708
Centex Corporation......................................  17,100        698,364
Champion Enterprises Inc. (b)...........................  13,700         96,585
Charming Shoppes, Inc. (b)..............................  29,300        205,100
Cintas Corporation......................................  48,800      2,278,350
Circuit City Stores, Inc. ..............................  59,600      1,126,440
Claire's Stores, Inc. ..................................  14,100        278,616
Cooper Tire and Rubber Company..........................  21,000        275,730
Costco Wholesale Corporation (b)........................ 128,930      5,963,013
Dana Corporation........................................  42,900        801,372
Delphi Automotive Systems Corporation................... 162,500      2,398,500
DeVry Inc. (b)..........................................  20,200        688,214
Dillard's, Inc. ........................................  25,500        388,620
Dollar General Corporation..............................  95,551      1,861,333
Donnelly Corporation....................................   1,700         21,658
Dow Jones & Company.....................................  19,300      1,170,545
Enesco Group, Inc. (b)..................................   3,900         19,695
Fedders Corporation.....................................   4,700         25,380
Federal-Mogul Corporation...............................  20,500         93,275
Fleetwood Enterprises, Inc. ............................   9,500        133,095
Gap, Inc. (The)......................................... 245,187      7,993,096
Genuine Parts Company...................................  50,200      1,273,072
Handleman Company (b)...................................   8,200         72,816
Harcourt General........................................  21,400      1,228,788
Harland (John H.) Company...............................   8,300        128,650
Harman International Industries, Inc. ..................   9,360        330,034
Hartmarx Corporation (b)................................   8,500         28,900
Hillenbrand Industries, Inc. ...........................  18,100        857,035
Home Depot, Inc. ....................................... 669,797     32,284,215

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Houghton Mifflin Company................................   8,800 $      371,008
Huffy Corporation (b)...................................   2,900         19,894
IMS Health Inc. ........................................  85,200      2,148,744
Interface Inc. .........................................  12,800        126,400
KB Home (b).............................................  12,400        396,924
Kmart Corporation (b)................................... 139,500      1,220,625
Lands' End, Inc. (b)....................................   8,800        261,008
Lee Enterprises, Inc. ..................................   9,600        301,440
Lillian Vernon Corporation..............................   2,600         19,240
Limited, Inc. (The)..................................... 123,500      2,551,510
Liz Claiborne, Inc. ....................................  15,000        738,750
Lowe's Companies, Inc. ................................. 110,400      5,900,880
Mattel, Inc. ........................................... 123,785      1,839,445
May Department Stores Company...........................  86,400      3,365,280
Maytag Corporation......................................  22,500        787,500
McGraw-Hill Companies...................................  56,000      3,575,600
Media General, Inc. ....................................   6,500        325,130
Men's Wearhouse Inc. (b)................................  11,800        373,824
Meredith Corporation....................................  11,500        405,950
Modine Manufacturing Company............................   8,500        218,344
New York Times Company..................................  46,900      2,044,371
Nordstrom, Inc. ........................................  37,700        768,703
Omnicom Group Inc. .....................................  51,000      4,656,300
Oshkosh B'Gosh, Inc. ...................................   2,900         55,825
Penney (J.C.) Company, Inc. ............................  75,900      1,060,323
Pep Boys -- Manny, Moe & Jack...........................  15,400         73,920
Phillips-Van Heusen Corporation.........................   7,900        101,989
Pulte Corporation.......................................  11,700        403,650
RadioShack Corporation..................................  53,900      2,966,656
Reebok International Ltd. (b)...........................  16,600        452,184
Rouse Company...........................................  19,900        537,101
Russell Corporation.....................................   9,300        177,258
Scholastic Corporation (b)..............................   9,500        431,656

Issuer                                                  Shares       Value
------                                                  ------       -----

Consumer Cyclicals -- Continued
Sears, Roebuck and Co. ...............................    96,200 $    3,727,750
Service Corporation International (b).................    78,900        303,765
Sherwin-Williams Company..............................    46,600      1,251,210
Skyline Corporation...................................     2,500         55,775
Snap-On Incorporated..................................    16,950        500,025
Springs Industries, Inc. .............................     3,100        109,678
SPX Corporation (b)...................................     9,215        924,265
Stanley Works.........................................    25,000        858,000
Staples, Inc. (b).....................................   132,600      2,196,188
Stride Rite Corporation...............................    12,100         90,629
Target Corporation....................................   260,900      9,908,982
Tennant Company.......................................     2,600        112,788
Timberland Company (The) (b)..........................     9,200        588,800
TJX Companies, Inc....................................    81,600      2,529,600
Toro Company..........................................     3,700        138,565
Toys "R' Us, Inc. (b).................................    59,220      1,563,408
Tribune Company.......................................    88,750      3,577,513
Venator Group, Inc. (b)...............................    40,000        518,000
VF Corporation........................................    33,000      1,150,380
Wal-Mart Stores, Inc. ................................ 1,292,200     73,396,960
Washington Post Company...............................     2,200      1,289,200
Wellman, Inc. ........................................     9,200        167,440
Whirlpool Corporation.................................    20,700      1,086,541
                                                                 --------------
                                                                    211,256,969
                                                                 --------------
Consumer Staples -- 12.5%
Alberto-Culver Company................................     9,600 $      372,576
Albertson's, Inc. ....................................   121,100      3,433,185
Avon Products, Inc. ..................................    68,900      2,914,470
Bergen Brunswig Corporation...........................    39,136        712,275
Bob Evans Farms, Inc. ................................    10,200        191,888
Campbell Soup Company.................................   121,100      3,984,190
Church & Dwight Co., Inc. ............................    11,100        277,389
Clorox Company........................................    68,100      2,298,375

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Staples -- Continued
Coca-Cola Company....................................... 717,300 $   41,603,400
Colgate-Palmolive Company............................... 165,900      9,967,272
Comcast Corporation (b)................................. 252,100     10,793,031
CVS Corporation......................................... 112,700      6,671,840
Darden Restaurants, Inc. ...............................  34,900        754,189
Deluxe Corporation......................................  21,000        440,790
Disney (Walt) Company................................... 602,600     18,349,170
Donnelley (R.R.) & Sons Company.........................  35,400        967,836
Fleming Companies, Inc. ................................  11,500        183,770
General Mills Incorporated..............................  80,900      3,389,710
Gillette Company........................................ 304,200      9,618,804
Great Atlantic & Pacific Tea Company, Inc. .............  11,100        110,889
Heinz (H.J.) Company.................................... 100,200      4,387,758
Hershey Foods Corporation...............................  31,000      1,844,500
Horizon Organic Holding Corporation (b).................   2,900         14,319
Kellogg Company......................................... 116,700      3,057,540
Kelly Services, Inc. ...................................   9,375        230,420
Kimberly-Clark Corporation.............................. 155,464     10,066,294
Kroger Co. (b).......................................... 237,400      5,828,170
Longs Drug Stores Corporation...........................  10,800        264,816
Luby's Inc. (b).........................................   6,500         39,325
McDonald's Corporation.................................. 378,800     11,117,780
Nature's Sunshine Products, Inc. .......................   4,900         34,300
Newell Rubbermaid, Inc. ................................  77,378      2,104,682
Odwalla, Incorporated (b)...............................   3,200         32,800
Oneida Ltd..............................................   4,800         84,384
PepsiAmericas, Inc. (b).................................  39,600        632,808
PepsiCo, Inc. .......................................... 417,200     18,386,004
Procter & Gamble Company................................ 377,000     27,083,680
Quaker Oats Company.....................................  38,000      3,610,000
Radio One, Inc. (b).....................................   6,600        105,600
Ralston Purina Company..................................  89,100      2,776,356

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Staples -- Continued
Ruby Tuesday, Inc. .....................................  18,000 $      275,040
Ryan's Family Steakhouse, Inc. (b)......................   9,300         86,025
Smucker (J.M.) Company..................................   7,000        172,550
Starbucks Corporation (b)...............................  53,800      2,686,638
SUPERVALU Inc...........................................  38,400        514,560
Sysco Corporation....................................... 192,500      5,182,100
Tootsie Roll Industries, Inc. ..........................  14,269        723,438
Tupperware Corporation..................................  16,700        351,702
Univision Communications, Inc. (b)......................  39,200      1,671,096
Viacom, Inc. (b)........................................  39,900      2,234,001
Walgreen Company........................................ 291,800     11,946,292
Wendy's International, Inc..............................  32,900        788,942
Whole Foods Market, Inc. (b)............................   7,500        426,563
Wild Oats Markets, Inc. (b).............................   6,750         47,670
Wrigley (Wm.) Jr. Company...............................  26,600      2,324,840
                                                                 --------------
                                                                    238,168,042
                                                                 --------------

Energy -- 0.8%
Anadarko Petroleum Corporation..........................  71,685      4,078,877
Apache Corporation......................................  35,400      2,039,040
Devon Energy Corporation................................  37,214      2,039,327
EOG Resources, Inc. ....................................  34,000      1,487,160
Helmerich & Payne, Inc. ................................  14,400        688,464
Kinder Morgan, Inc. ....................................  33,200      1,804,420
Mitchell Energy & Development Corp. ....................  14,400        720,000
Rowan Companies, Inc. (b)...............................  27,400        748,020
Sunoco, Inc. ...........................................  24,700        790,400
                                                                 --------------
                                                                     14,395,708
                                                                 --------------

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- 19.6%
AFLAC Inc. .............................................  76,500 $    4,511,970
American Express Company................................ 384,500     18,109,950
American General Corporation............................  72,562      5,521,968
American International Group, Inc. ..................... 669,418     56,913,919
AmSouth Bancorporation.................................. 108,900      1,887,237
Aon Corporation.........................................  74,300      2,611,645
Bank One Corporation.................................... 333,985     13,092,212
Capital One Financial Corporation.......................  57,100      3,598,442
Charter One Financial, Inc. ............................  60,300      1,702,872
Chittenden Corporation..................................   7,661        222,629
Chubb Corporation.......................................  50,700      3,650,400
CIGNA Corporation.......................................  44,300      4,923,945
Cincinnati Financial Corporation........................  46,685      1,660,235
Comerica Incorporated...................................  45,400      2,737,620
Dime Bancorp............................................  35,300        977,457
Edwards (A.G.), Inc. ...................................  23,687      1,114,710
Fannie Mae.............................................. 294,800     21,868,264
Fifth Third Bancorp..................................... 134,237      7,953,542
First Tennessee National Corporation....................  37,600      1,212,600
Firstar Corporation..................................... 274,200      6,471,120
FirstFed Financial Corp. (b)............................   5,000        155,750
Franklin Resources, Inc. ...............................  70,000      3,273,200
Freddie Mac............................................. 201,300     12,279,300
Golden West Financial...................................  45,800      2,452,132
Hartford Financial Services Group (The).................  65,000      3,997,500
Household International, Inc. .......................... 135,946      7,814,176
Jefferson-Pilot Corporation.............................  29,950      1,979,695
KeyCorp................................................. 123,500      3,292,510
Lincoln National Corp...................................  55,600      2,493,660

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- Continued
Marsh & McLennan Companies, Inc.........................  78,350 $    8,473,553
MBIA Inc................................................  28,500      2,042,880
MBNA Corporation........................................ 246,050      8,904,550
Mellon Financial Corporation............................ 140,800      6,561,280
Merrill Lynch & Co., Inc. .............................. 232,800     16,878,000
MGIC Investment Corporation.............................  30,800      1,770,692
Morgan (J.P.) Chase & Co. (b)........................... 548,460     30,159,815
National City Corporation............................... 175,400      4,955,050
Northern Trust Corporation..............................  63,900      4,920,300
PNC Financial Services Group............................  83,600      6,188,072
Progressive Corporation (The)...........................  21,300      2,001,135
Providian Financial Corporation.........................  82,400      4,808,040
SAFECO Corporation......................................  37,000        925,000
Schwab (Charles) Corporation............................ 399,700     10,556,077
St. Paul Companies, Inc.................................  62,764      3,013,927
Stilwell Financial, Inc. ...............................  64,500      2,803,170
SunTrust Banks, Inc. ...................................  86,000      5,753,400
Synovus Financial Corp. ................................  82,450      2,281,392
Torchmark Corporation...................................  36,900      1,280,061
U.S. Bancorp............................................ 216,900      6,409,395
UnumProvident Corporation...............................  69,800      2,039,556
USA Education, Inc. ....................................  45,000      2,827,350
Value Line, Inc. .......................................   2,900        105,397
Wachovia Corporation....................................  59,000      4,009,050
Washington Mutual Inc. ................................. 155,602      7,507,797
Wells Fargo & Company................................... 494,300     25,461,392
Wesco Financial Corporation.............................   2,000        570,500
                                                                 --------------
                                                                    371,687,491
                                                                 --------------

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Healthcare -- 10.5%
Allergan, Inc...........................................  37,300 $    3,049,275
ALZA Corporation (b)....................................  68,000      2,815,200
Amgen Inc. (b).......................................... 297,200     20,896,875
Applera Corp.-Applied Biosystems Group..................  60,400      5,073,600
Baxter International, Inc...............................  84,300      7,408,284
Becton Dickinson and Company............................  73,500      2,526,930
Biomet, Inc. (b)........................................  51,600      1,738,275
Boston Scientific Corporation (b)....................... 117,900      1,976,004
Forest Laboratories,
 Inc. (b)...............................................  50,600      3,388,176
Guidant Corp. (b).......................................  88,400      4,375,800
Humana, Inc. (b)........................................  48,700        581,965
Johnson & Johnson....................................... 402,100     37,447,573
Manor Care, Inc. (b)....................................  29,700        571,725
McKesson HBOC Inc.......................................  82,420      2,692,661
MedImmune, Inc. (b).....................................  60,900      2,420,775
Medtronic, Inc.......................................... 346,800     18,727,200
Merck & Co., Inc. ...................................... 667,100     54,822,278
Mylan Laboratories, Inc.................................  36,200        845,270
Oxford Health Plans, Inc. (b)...........................  25,000        779,688
Quintiles Transnational Corp. (b).......................  33,400        734,800
Schering-Plough Corporation............................. 422,700     21,304,080
St. Jude Medical
  Inc. (b)..............................................  24,400      1,488,400
Stryker Corporation.....................................  56,600      2,558,320
Watson Pharmaceuticals (b)..............................  29,800      1,551,388
                                                                 --------------
                                                                    199,774,542
                                                                 --------------
Technology -- 31.4%
3Com Corporation (b).................................... 101,600      1,092,200
Adaptec Inc. (b)........................................  28,800        421,200
ADC Telecommunications, Inc. (b)........................ 204,300      2,975,119

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- Continued
Advanced Micro Devices, Inc. (b)......................    90,900 $    2,236,140
Advent Software, Inc. (b).............................     8,700        480,131
Analog Devices, Inc. (b)..............................   103,100      6,454,060
Andrew Corporation (b)................................    23,500        465,594
AOL Time Warner, Inc. (b)............................. 1,199,000     63,019,440
Apple Computer, Inc. (b)..............................    94,300      2,039,238
Applied Materials, Inc. (b)...........................   234,300     11,788,219
Arrow Electronics, Inc. (b)...........................    28,500        897,465
AstroPower, Inc. (b)..................................     3,300        121,688
Autodesk, Inc. .......................................    16,800        619,500
Automatic Data Processing, Inc. ......................   182,374     10,916,908
Avnet, Inc. ..........................................    26,800        736,732
BMC Software Inc. (b).................................    71,200      2,069,250
Borland Software Corporation (b)......................    17,800        171,325
Ceridian Corp. (b)....................................    42,100        777,166
Cisco Systems, Inc. (b)............................... 2,032,200     76,080,488
Compaq Computer Corporation...........................   491,088     11,643,696
Computer Associates International, Inc. ..............   171,000      6,157,710
Compuware Corporation (b).............................   105,900      1,317,131
CPI Corp. ............................................     2,300         44,965
Dell Computer Corp. (b)...............................   756,600     19,766,175
EMC Corporation (b)...................................   630,700     47,926,893
Gerber Scientific Inc. ...............................     6,400         61,568
Grainger (W.W.), Inc..................................    27,300      1,075,074
Hewlett-Packard Company...............................   571,900     21,011,606
Ikon Office Solutions.................................    42,600        171,678
Intel Corporation..................................... 1,937,800     71,698,600
Lexmark International Group Inc. (b)..................    37,500      2,156,250
LSI Logic Corp. (b)...................................    90,000      2,231,100

                          January 31, 2001 (unaudited)

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- Continued
Lucent Technologies, Inc..............................   965,400 $   17,956,440
Micron Technology, Inc. (b)...........................   163,900      7,501,703
Microsoft
 Corporation (b)...................................... 1,522,600     92,973,763
National Semiconductor Corporation (b)................    51,800      1,486,660
Novell Inc. (b).......................................    95,200        821,100
Palm, Inc. (b)........................................   162,887      4,418,310
Paychex, Inc. ........................................   107,000      4,828,375
PeopleSoft, Inc. (b)..................................    81,100      3,325,100
Polaroid Corporation..................................    13,100         91,045
QRS Corporation (b)...................................     4,300         52,406
Qualcomm Inc. (b).....................................   216,400     18,191,125
Sapient Corporation (b)...............................    35,200        594,000
Scientific-Atlanta, Inc. .............................    46,700      2,802,000
Sun Microsystems, Inc. (b)............................   925,800     28,294,763
Symantec Corporation (b)..............................    21,900      1,125,110
Tektronix, Inc. (b)...................................    27,400      1,054,900
Tellabs, Inc. (b).....................................   118,400      7,673,800
Texas Instruments, Inc. ..............................   500,700     21,930,660
Xerox Corporation.....................................   193,300      1,579,261
Xilinx, Inc. (b)......................................    95,000      5,130,000
Yahoo! Inc. (b).......................................   158,500      5,914,031
                                                                 --------------
                                                                    596,368,861
                                                                 --------------
Transportation -- 0.8%
Airborne Freight Corporation (b)......................    13,900        189,179
Alaska Air Group, Inc. (b)............................     7,700        249,018
AMR Corporation (b)...................................    43,700      1,708,233
Consolidated Freightways Corporation (b)..............     6,200         35,650
Delta Air Lines, Inc..................................    35,700      1,685,754

Issuer                                                   Shares      Value
------                                                   ------      -----

Transportation -- Continued
FedEx Corporation (b)...................................  82,100 $    3,725,698
GATX Corporation........................................  13,800        636,318
Kansas City Southern Industries, Inc. (b)...............  16,800        212,184
Norfolk Southern Corporation............................ 111,300      1,817,529
Roadway Express, Inc. ..................................   5,600        132,300
Ryder System, Inc. .....................................  17,300        343,405
Southwest Airlines Co. ................................. 144,575      4,529,535
UAL Corporation.........................................  14,900        609,410
Yellow Corporation (b)..................................   6,900        163,012
                                                                 --------------
                                                                     16,037,225
                                                                 --------------
Utilities -- 2.2%
AGL Resources Inc. .....................................  15,700        321,850
American Water Works, Inc. .............................  28,600        752,466
Cascade Natural Gas Corporation.........................   3,200         56,640
Cleco Corporation.......................................   6,500        304,135
El Paso Energy Corporation (b).......................... 143,900      9,051,310
Energen Corporation.....................................   8,600        251,550
Enron Corp.............................................. 213,600     17,088,000
Equitable Resources, Inc. ..............................   9,500        557,460
IDACORP Inc. ...........................................  10,900        448,971
KeySpan Corporation.....................................  39,000      1,474,200
MCN Energy Group, Inc...................................  26,200        696,920
National Fuel Gas Company...............................  11,400        598,614
NICOR Inc. .............................................  13,300        474,278
NiSource, Inc. .........................................  59,100      1,589,790
Northwest Natural Gas Co. ..............................   7,300        175,273
Northwestern Corp. .....................................   6,700        149,745
OGE Energy Corp. .......................................  22,600        515,732
Peoples Energy Corporation..............................  10,200        374,748
Potomac Electric Power Company..........................  32,300        690,897
Questar Corporation.....................................  23,200        646,120

                          January 31, 2001 (unaudited)

Issuer                                                      Shares     Value
------                                                      ------     -----

Utilities -- Continued
Southern Union
 Company (b)...............................................  14,600 $   305,140
WGL Holdings...............................................  13,500     375,300
Williams Companies, Inc. .................................. 126,900   4,965,596
                                                                    -----------
                                                                     41,864,735
                                                                    -----------

Issuer                                                    Shares     Value
------                                                    ------     -----

Total Investments (a) 99.8%..............................        $1,896,110,437
Other Assets, less liabilities -- 0.2%...................             2,813,473
                                                                 --------------
Net Assets -- 100.0%.....................................        $1,898,923,910
                                                                 ==============

-----------
(a) The aggregate cost for book and federal income tax purposes is $1,719,076,308, the aggregate gross unrealized appreciation is $323,908,153 and the aggregate gross unrealized depreciation is $146,874,021, resulting in net unrealized appreciation of $177,034,132.
(b) Non-income producing security.



Copyright in the Domini 400 Social Index SM is owned by Kinder, Lydenberg, Do-mini & Co. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

Domini Social Index Portfolio

Statement of Assets and Liabilities

January 31, 2001 (unaudited)

ASSETS:
  Investments at value (Cost $1,719,076,308)....................  $1,896,110,437
  Cash..........................................................         247,146
  Receivable for securities sold................................       6,042,419
  Dividends receivable..........................................       1,733,491
                                                                  --------------
   Total assets.................................................   1,904,133,493
                                                                  --------------
LIABILITIES:
  Payable for securities purchased..............................       4,795,600
  Accrued expenses (Note 2).....................................         413,983
                                                                  --------------
   Total liabilities............................................       5,209,583
                                                                  --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS........  $1,898,923,910
                                                                  ==============


                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Six Months Ended January 31, 2001 (unaudited)

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of
    $391)........................................                $   9,122,838

EXPENSES
  Management fee (Note 2)........................  $  1,943,626
  Custody fees (Note 3)..........................       120,072
  Professional fees..............................        64,002
  Trustee fees...................................        17,339
  Miscellaneous..................................         5,380
                                                   ------------
  Total expenses.................................     2,150,419
  Fees paid indirectly (Note 3)..................      (108,198)
                                                   ------------
  Net expenses...................................                    2,042,221
                                                                 -------------

NET INVESTMENT INCOME............................                    7,080,617
Net realized gain on investments
  Proceeds from sales............................  $150,304,183
  Cost of securities sold........................    78,062,242
                                                   ------------
   Net realized gain on investments..............                   72,241,941

Net changes in unrealized appreciation
  of investments
  Beginning of period............................  $392,252,702
  End of period..................................   177,034,131
                                                   ------------
   Net change in unrealized appreciation.........                 (215,218,571)
                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................                ($135,896,013)
                                                                 =============

                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Changes in Net Assets

                                               Six Months Ended
                                               January 31, 2001   Year Ended
                                                 (unaudited)    July 31, 2000
                                               ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income......................   $    7,080,617  $   11,484,801
  Net realized gain on investments...........       72,241,941      52,347,434
  Net change in unrealized appreciation of
    investments..............................     (215,218,571)     53,329,304
                                                --------------  --------------
   Net Increase in Net Assets Resulting from
     Operations..............................     (135,896,013)    117,161,539
                                                --------------  --------------
Transactions in Investors' Beneficial
  Interest:
  Additions..................................      268,182,409     774,293,376
  Reductions.................................     (206,984,202)   (265,237,980)
                                                --------------  --------------
   Net Increase in Net Assets from
     Transactions in Investors' Beneficial
     Interests...............................       61,198,207     509,055,396
                                                --------------  --------------
     Total Increase in Net Assets............      (74,697,806)    626,216,935
NET ASSETS:
  Beginning of period........................    1,973,621,716   1,347,404,781
                                                --------------  --------------
  End of period..............................   $1,898,923,910  $1,973,621,716
                                                ==============  ==============
-------------------------------------------------------------------------------

Financial Highlights

                         Six Months Ended
                         January 31, 2001
                           (unaudited)
                         ----------------
Net Assets (000's)......    1,898,924
Ratio of net investment
  income to average net
  assets (annualized)...         0.73%
Ratio of expenses to
  average net assets
  (annualized)..........         0.22%(/3/)
Portfolio turnover
  rate..................            8%
-----------------------------------------------------------------------------------------------------------------
                                       Year Ended July 31,
                         ----------------------------------------------------------------------------------------
                            2000                  1999                 1998                1997           1996
                         --------------------- --------------------- ------------------- -------------- ---------
Net Assets (000's)...... $1,973,622            $1,347,405            $642,236            $292,359       $100,401
Ratio of net investment
  income to average net
  assets (annualized)...       0.70%(/1/)            0.84%(/1/)          1.05%(/2/)          1.34%          1.48%
Ratio of expenses to
  average net assets
  (annualized)..........       0.24%(/1/)(/3/)       0.24%(/1/)(/3/)     0.24%(/2/)(/3/)     0.29%(/3/)     0.59%
Portfolio turnover
  rate..................          9%                    8%                  5%                  1%             5%
-----------------------------------------------------------------------------------------------------------------

(/1/)Reflects a voluntary expense reimbursement and fee waiver of 0.002% and 0.01% by the Manager. Had the Manager not waived its fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net assets for the year ended July 31, 2000 would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999 would have been 0.83% and 0.25%, respectively.
(/2/)Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respective-ly.
(/3/)Ratio of expenses to average net assets for the years ended July 31, 2000, 1999, 1998, 1997 and 1996 include indirectly paid expenses. Excluding in-directly paid expenses, the expense ratios would have been 0.21% for the six months ended January 31, 2001, and 0.21%, 0.20%, 0.20%, 0.25% and
     0.50% for the years ended July 31, 2000, 1999, 1998, 1997 and 1996, re-
     spectively.

                       See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

January 31, 2001 (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social IndexSM (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990 and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

        (A) Valuation of Investments: The Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

        (B) Dividend Income: Dividend income is recorded on the ex-dividend date.

        (C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                          January 31, 2001 (unaudited)

        (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. Domini Social Investments LLC ("DSIL"or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.

        (B) Submanager. State Street Bank and Trust Company, acting through its division, State Street Global Advisors ("SSgA"), provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Index. Prior to January 1, 2001, these services were provided by Mellon Equity Associates.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended January 31, 2001 aggregated $230,128,760 and $150,304,183, respectively.
Custody fees of the Portfolio were reduced by $108,198 which was compensation for uninvested cash left on deposit with the custodian.

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities

January 31, 2001 (unaudited)

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1)... $430,924,747
LIABILITIES:
  Accrued expenses.................................................      254,821
                                                                    ------------
NET ASSETS......................................................... $430,669,926
                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in capital..................................................  412,721,713
  Undistributed net investment income..............................      461,047
  Accumulated net realized gain from Portfolio.....................   15,591,157
  Net unrealized appreciation from Portfolio.......................    1,896,009
                                                                    ------------
                                                                    $430,669,926
                                                                    ============
Shares outstanding.................................................   20,543,875
                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($430,669,926 / 20,543,875)......................................       $20.96
                                                                          ======


                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statement of Operations

Six Months Ended January 31, 2001 (unaudited)

INCOME:
  Investment income from Portfolio...............................  $  2,197,609
  Expenses from Portfolio........................................      (492,432)
                                                                   ------------
   Net investment income from Portfolio..........................     1,705,177
EXPENSES:
  Sponsor fee (Note 2)...........................................       107,617
  Trustee fees...................................................         4,379
  Printing.......................................................         8,446
  Registration fees..............................................        44,260
  Professional fees..............................................        21,580
  Transfer Agent fees............................................         1,619
  Accounting fees................................................         6,010
  Miscellaneous..................................................        25,332
                                                                   ------------
   Total Expenses................................................       219,243
   Expenses reimbursed and fees waived (Note 2)..................        (1,673)
                                                                   ------------
   Expenses, net of reimbursement and waiver.....................       217,570
                                                                   ------------
NET INVESTMENT INCOME............................................     1,487,607
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain from Portfolio...............................    17,132,775
  Net change in unrealized appreciation from Portfolio...........   (52,820,382)
                                                                   ------------
  Net realized and unrealized gain from Portfolio................   (35,687,607)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $(34,200,000)
                                                                   ============

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statement of Changes in Net Assets


                                                     For Six
                                                   Months Ended
                                                 January 31, 2001  Year Ended
                                                   (unaudited)    July 31, 2000
                                                 ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income........................    $  1,487,607   $  1,688,590
  Net realized gain from Portfolio.............      17,132,775      9,165,569
  Net change in unrealized appreciation from
    Portfolio..................................     (52,820,382)       786,028
                                                   ------------   ------------
   Net Increase in Net Assets Resulting from
     Operations................................     (34,200,000)    11,640,187
                                                   ------------   ------------
Distributions and Dividends:
  Dividends to shareholders from net investment
    income.....................................      (1,497,680)    (1,435,488)
  Distributions to shareholders from net
    realized gain..............................     (10,594,196)    (1,569,242)
                                                   ------------   ------------
   Net Decrease in Net Assets from
     Distributions and Dividends...............     (12,091,876)    (3,004,730)
                                                   ------------   ------------
Capital Share Transactions:
  Proceeds from sale of shares.................      62,134,723    258,415,806
  Net asset value of shares issued in
    reinvestment of distributions and
    dividends..................................      11,065,871      2,350,638
  Payments for shares redeemed.................     (59,303,476)   (25,729,942)
                                                   ------------   ------------
   Net Increase in Net Assets from Capital
     Share Transactions........................      13,897,118    235,036,502
                                                   ------------   ------------
     Total Increase in Net Assets..............     (32,394,758)   243,671,959
NET ASSETS:
  Beginning of period..........................     463,064,684    219,392,725
                                                   ------------   ------------
  End of period (including undistributed net
    investment income of $461,047 and $449,925,
    respectively)..............................    $430,669,926   $463,064,684
                                                   ============   ============
OTHER INFORMATION
Share Transactions:
  Sold.........................................       2,745,705     10,811,522
  Issued in reinvestment of distributions
    and dividends..............................         567,902        100,015
  Redeemed.....................................      (2,773,367)    (1,112,118)
                                                   ------------   ------------
  Net increase.................................         540,240      9,799,419
                                                   ============   ============

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund Financial Highlights



                            For the Six                                                                           For the
                              Months                                                                               Period
                               Ended      Year               Year               Year               Year           May 30,
                            January 31,  Ended              Ended              Ended              Ended         1996(/1/) to
                               2001     July 31,           July 31,           July 31,           July 31,         July 31,
                            (unaudited)   2000               1999               1998               1997             1996
                            ----------- --------           --------           --------           --------       ------------
For a share outstanding
  for the Period:
Net Asset Value, beginning
  of period...............   $  23.15   $  21.50           $  17.87           $  14.71           $  9.60          $ 10.00
                             --------   --------           --------           --------           -------          -------
Income (loss) from
  investment operations:
  Net investment income...       0.07       0.12               0.14               0.15              0.13             0.02
  Net realized and
    unrealized gain (loss)
    on investments........      (1.69)      1.79               3.95               3.17              5.11            (0.41)
                             --------   --------           --------           --------           -------          -------
Total income (loss) from
  investment operations...      (1.62)      1.91               4.09               3.32              5.24            (0.39)
                             --------   --------           --------           --------           -------          -------
Less distributions and
  dividends:
  Dividends to
    shareholders from net
    investment income.....      (0.07)     (0.12)             (0.14)             (0.13)            (0.13)           (0.01)
  Distributions to
    shareholders from net
    realized gain.........      (0.50)     (0.14)             (0.32)             (0.03)            (0.00)(/2/)         --
                             --------   --------           --------           --------           -------          -------
Total distributions and
  dividends...............      (0.57)     (0.26)             (0.46)             (0.16)            (0.13)           (0.01)
                             --------   --------           --------           --------           -------          -------
Net asset value, end of
  period..................   $  20.96   $  23.15           $  21.50           $  17.87           $ 14.71          $  9.60
                             ========   ========           ========           ========           =======          =======
  Total return............    (6.80)%      8.85%             23.12%             22.74%             54.9%           (0.5)%
Ratios/supplemental data
  Net assets, end of year
    (in 000s).............   $430,670   $463,043           $219,393           $116,321           $74,257          $17,972
  Ratio of net investment
    income (loss) to
    average net assets....     0.64%*      0.60%(/3/)(/4/)    0.75%(/3/)(/4/)    0.96%(/3/)(/4/)   1.25%(/5/)       1.42%(/5/)*
  Ratio of expenses to
    average net assets....     0.30%*      0.30%(/3/)(/4/)    0.30%(/3/)(/4/)    0.30%(/3/)        0.37%(/5/)       0.52%(/5/)*
-------------------------------------------------------------------------------------------------------------------------------

(/1/) Commencement of operations.
(/2/) Distribution was less than $0.005.
(/3/) Reflects a waiver of fees and expenses paid by the Sponsor due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived its fees and reimbursed expenses, the ratios of net investment income and expenses to average net assets would have been 0.39% and 0.51%, respectively, for the year ended July 31, 2000, 0.48% and 0.56%, respectively, for the year ended July 31, 1999, and 0.65% and 0.61%, respectively for the year ended July 31, 1998.
(/4/) Reflects a waiver of fees by the Manager of the Index Portfolio. Had the Manager not waived its fees the ratios of net investment income and expenses to average net assets would have been 0.50% and 0.43%, respectively, for the year ended July 31, 2000, 0.58% and 0.52%, respectively, for the year ended July 31, 1999, and 0.47% and 0.57%, respectively for the year ended July 31, 1998.
(/5/) Total expenses include amounts paid by the sponsor in excess of expense payment and sponsor fees. Had these amounts not been paid by the sponsor, the ratios of net investment income and expenses to average net assets for the periods ended July 31, 1997 and 1996 would have been 0.50% and 0.65%, and 1.15% and 0.97%, respectively.
*     Annualized.
                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Notes to Financial Statements

Six Months Ended January 31, 2001 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Institutional Social Equity Fund (the "Fund") is a series of the Domini Institutional Trust which is registered as an open-end management investment company under the Investment Company Act of 1940. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 22.7% at January 31, 2001). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund commenced operations on May 30, 1996.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

        (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

        (D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated daily pro rata among the Fund and the other investors in the Portfolio.

   Domini Institutional Social Equity Fund / Notes to Financial Statements--
                                  (Continued)
                          January 31, 2001 (unaudited)


2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Portfolio has retained Domini Social Investments LLC ("DSIL" or the "Manager") to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

        (B) Submanager. State Street Bank and Trust Company, acting through its division, State Street Global Advisors ("SSgA"), provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Prior to January 1, 2001, Mellon Equity Associates was the submanager. SSgA does not determine the composition of the Domini 400 Social Index (the "Index").

        (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. DSIL is contractually waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund"s share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund until November 30, 2001. For the six months ended January 31, 2001, DSIL waived its sponsorship fee and reimbursed expenses in the amount of $1,722.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio for the six months ended January 31, 2001 aggregated $62,134,723 and $60,691,240, respectively.

Domini Social Investments LLC

P.O. Box 60494
King of Prussia, PA 19406-0494
800-582-6757
www.domini.com

Portfolio Investment Manager                Portfolio Investment Submanager:
and Fund Sponsor:
                                            State Street Global Advisers
Domini Social Investments LLC               Boston, MA
536 Broadway, 7th Floor
New York, NY 10012
                                            Legal Counsel:
Custodian:
                                            Bingham Dana LLP
Investors Bank &                            Boston, MA
Trust Company
Boston, MA
                                            Transfer Agent:
Distributor:
                                            PFPC Global Fund Services
DSIL Investment Services LLC                King of Prussia, PA
536 Broadway, 7th Floor
New York, NY 10012
800-582-6757


CUSIP# 257131102

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